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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    September 26, 2000


                          METROPOLITAN FINANCIAL CORP.
                -------------------------------------------------

             (Exact name of Registrant as Specified in Its Charter)

             Ohio                             000-21553                           34-1109469
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       (State or Other                       (Commission                       (I.R.S. Employer
       Jurisdiction of                      File Number)                      Identification No.)
        Organization)

              6001 Landerhaven Drive, Mayfield Heights, Ohio 44124
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (440) 646-1111


                                      None
                                     -------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

On September 26, 2000, the Board of Directors of the Registrant authorized management to repurchase or acquire such amount, if any and up to all, of the following securities issued by the Registrant, Metropolitan Capital Trust I and Metropolitan Capital Trust II, as determined from time to time by management:

         - 1995 Subordinated 9 5/8% notes issued by the Registrant, due January 1, 2005;
         - 8.60% Cumulative Trust Preferred Securities of Metropolitan Capital Trust I (Nasdaq: METFP); and
         - 9.50% Cumulative Trust Preferred Securities of Metropolitan Capital Trust II (Nasdaq: METFO).


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        METROPOLITAN FINANCIAL CORP.

                                        By:      /s/ Kenneth T. Koehler
                                        ---------------------------------------
                                        Kenneth T. Koehler
                                        President and Chief Operating Officer

                                        Date:    September 28, 2000



                                  EXHIBIT INDEX

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